MERCANTILE MUTUAL FUNDS

                               September 28, 2000

                Supplement to the Prospectus dated March 31, 2000

                              INSTITUTIONAL SHARES

We are pleased to announce the following portfolio manager appointments:

The paragraph labeled "Portfolio Manager" on page 43 is replaced with the following:

David Lettenberger, CFA, and John Potter, CFA co-manage the Small Cap Equity Portfolio. Mr. Lettenberger is a Vice President and Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since 1999. He has seven years of investment management experience and has managed the Portfolio since September, 2000. Mr. Potter is a Vice President and Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since September, 2000. He has six years of investment management experience and has managed the Portfolio since September, 2000.